UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2012

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
(Address of principal executive offices, including zip code)

Registrant's Telephone Number, including area code: (615) 665-6000
          Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Form 8-K (including the Exhibits attached hereto) shall be deemed “furnished” and not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Form 8-K and the Exhibits attached hereto may only be incorporated by reference in another filing under the Exchange Act or under the Securities Act of 1933, as amended, if such subsequent filing specifically references and incorporates the information in this Form 8-K or the Exhibits attached hereto.

Item 2.02    Results of Operations and Financial Condition.

On April 30, 2012, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for its third fiscal quarter and nine months ended March 31, 2012. For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its press release, dated April 30, 2012, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Release”).

The Earnings Release contains non-GAAP financial measures, Adjusted EBITDA and total consolidated revenues absent the impact of updates to Medicare reimbursement estimates. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the Earnings Release of (1)Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, which is net income (loss) attributable to Vanguard Health Systems, Inc. stockholders, and (2) consolidated total revenues absent the impact of updates to Medicare reimbursement estimates to its most directly comparable GAAP financial measure, which is total revenues.

The Company defines Adjusted EBITDA as income (loss) before interest expense (net of interest income), income taxes, depreciation and amortization, non-controlling interests, gain or loss on the disposal of assets, equity method income, stock compensation, monitoring fees and expenses, realized gains or losses on investments, acquisition related expenses, debt extinguishment costs, impairment and restructuring charges, pension expense (credits) and discontinued operations, net of taxes. Monitoring fees and expenses represent fees and reimbursed expenses paid to affiliates of The Blackstone Group and Metalmark Subadvisor LLC for advisory and oversight services. It is reasonable to expect these reconciling items to occur in future periods, but for many of them the amounts recognized can vary significantly from period to period, do not relate directly to the ongoing operations of the Company's healthcare facilities and complicate period to period comparisons of the Company's results of operations. Adjusted EBITDA should not be considered as a substitute for net income (loss) attributable to Vanguard Health Systems, Inc. stockholders, operating cash flows or other cash flow statement data determined in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management's discretionary use, since it does not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. Because Adjusted EBITDA is not a GAAP measure and is susceptible to varying calculations, Adjusted EBITDA, as presented by the Company, may not be comparable to similarly titled measures of other companies.

The Company provided the non-GAAP financial measure consolidated total revenues absent the impact of updates to Medicare reimbursement estimates in order to give analysts, investors and other users of its financial information a metric that represents a more normalized quantification of total revenues assuming these unique Medicare reimbursement estimate updates did not occur.

Further, as additional supplementary financial disclosures covered by Regulation G, the Company is hereby providing (1) an EBITDA-related, non-GAAP financial measure, the Adjusted EBITDA Margin, for certain completed accounting periods and (2) a calculation of certain of the financial covenants under the Company's senior secured credit agreement as of, or for the twelve months ended, March 31, 2012 as well as presenting the reconciliations required by Regulation G (collectively, the “Supplementary Financial Information”). The Supplementary Financial Information is attached hereto as Exhibits 99.2 and 99.3 and is incorporated by reference herein.

Management believes that Adjusted EBITDA and the Supplementary Financial Information provide useful to investors, lenders, financial analysts and rating agencies information about the Company's financial performance on the same basis as that viewed by management. These groups have historically used EBITDA-related measures in the healthcare industry, along with other measures, to estimate the value of a company, to make informed investment decisions, to evaluate a company's operating performance compared to that of other companies in the healthcare industry and to evaluate a company's leverage capacity and its ability to meet its debt service. Adjusted EBITDA eliminates the uneven effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting. Adjusted EBITDA also eliminates the effects of changes in interest rates, which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company's operating performance.

A limitation of Adjusted EBITDA, however, is that it does not reflect the periodic cost of certain capitalized assets that the Company uses to generate its revenues. The Company evaluates these costs through other financial measures such as capital expenditures. Adjusted EBITDA also excludes net interest expense, which is a significant expense because of the Company's substantial indebtedness. Many of the items excluded from Adjusted EBITDA result from decisions outside the control of management and may differ significantly from company to company due to differing long-term decisions regarding capital structure, capital investment strategies, the tax jurisdictions in which the companies operate and unique circumstances of acquired entities. Adjusted EBITDA is also used by the Company's management to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to the Company's operating businesses and assessing their performance, both internally and relative to the Company's peers, as well as to evaluate the performance of the Company's healthcare facilities.

Item 7.01 Regulation FD Disclosure.

The Earnings Release includes the Company's updated annual earnings guidance for its fiscal year ending June 30, 2012. Pursuant to the requirements of Regulation G, the Company has provided reconciliations in the Earnings Release for its projected Adjusted EBITDA outlook and its projected diluted earnings per share outlook. A copy of the Earnings Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The exhibits filed as part of this Form 8-K are listed in the Exhibit Index that is located at the end of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   April 30, 2012            VANGUARD HEALTH SYSTEMS, INC.
                        (Registrant)

BY: /s/ James H. Spalding
       James H. Spalding
       Executive Vice President, General Counsel
       & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release of Vanguard Health Systems, Inc., dated April 30, 2012, announcing operating results for the third fiscal quarter and nine months ended March 31, 2012

99.2	Adjusted EBITDA Margin

99.3	Calculation of Certain Financial Covenants under Senior Secured Credit Agreement